TERMINATION AND RESCISSION AGREEMENT

This Termination and Rescission Agreement ("Agreement") is made and entered into as of [Date], by and among:

1. **DLT Resolution Inc.**, a Nevada corporation ("DLT");
2. **Global Motor Trade International LLC, WEC International LLC, SJ Auto Trade LLC, and Global Motor Trade LLC** (collectively, the "LLCs");
3. **Charles Bronfman**, an individual and member of certain LLCs ("Seller"); and
4. **Abdul Matin Moosa.**, an individual and member of certain LLCs ("Seller") (Brofman and Moosa being collectively referred to as "Sellers")

WHEREAS:

A. On March 11, 2024 , DLT and the Sellers entered into a **Securities Purchase Agreement ("SPA")** under which DLT agreed to acquire the LLCs in exchange for 6,013,000 shares of DLT common stock;

B. The transfer or documentation or otherwise has not been completed of the legal transfer of ownership of the LLCs to DLT;

C. The sale of one of the three LLC's was never completed

D. The parties wish to rescind the SPA and treat it as **never having been fully consummated**.

E. The Parties instead, having determined to operate an automotive export business under a new entity known as DLT Global Motors LLC , a Wyoming limited liability company.

F. The Parties acknowledge that Sellers were instrumental in assisting the company in raising significant capital for DLT expenses and operations and will be of great assistance with DLTGM;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Termination and Rescission

1.1. The parties agree that the SPA is hereby **rescinded and voided ab initio** (as if it never occurred), and no party shall have any further rights or obligations under the SPA.

1.2. The LLCs shall **remain under the ownership of the Sellers**, and no interest shall be deemed to have transferred to DLT.

1.3. The parties acknowledge that **no consideration needs to be returned to effectuate this rescission**, except for the return and cancellation of the DLT Resolution shares as outlined below.

2. Return and Cancellation of Shares

2.1. The Sellers agree to return to DLT all **6,013,000 shares** previously issued as consideration under the SPA.
2.2. The Sellers shall deliver **notarized or Medallion Guaranteed stock powers** if required for all such shares to effectuate the return and cancellation.
2.3. DLT shall take all necessary steps to cancel these shares upon receipt of the executed stock powers.

3. Release and Indemnification

3.1. Each party releases and forever discharges the other parties from any and all claims, liabilities, damages, or obligations arising out of or related to the SPA.

3.2. The Sellers represent that they have the full authority to enter into this Agreement and effectuate the return of shares.

4. Miscellaneous

4.01 **Auditor Reliance:** DLT's auditors may rely on this Agreement to determine that the acquisition does not require recognition in DLT's financial statements, as the transaction was never fully consummated and no legal ownership transfer occurred. The parties acknowledge that no assets, liabilities, or operational control of the LLCs were transferred to DLT in a manner that would necessitate financial reporting under SEC regulations."
4.1. **Governing Law:** This Agreement shall be governed by and construed in accordance with the laws of the **State of Nevada**.

4.2. **Entire Agreement:** This Agreement constitutes the entire understanding of the parties with respect to the termination of the SPA.

4.3. **Counterparts:** This Agreement may be executed in counterparts, each of which shall be deemed an original.

4.4. **No Admission of Liability:** This Agreement is entered into solely to effectuate a mutual resolution, and no party admits any wrongdoing or liability.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

DLT RESOLUTION INC.

By: Drew Reid ____________________
Name: Drew Reid
Title: Executive Chair & CEO

GLOBAL MOTOR TRADE INTERNATIONAL LLC

By: Abdul M Moosa ____________________
Name: Abdul Matin Moosa
Title: Managing Member

WEC LLC
By: Charles Brofman
Name: Charles S Brofman
Title: Managing Member

SJ AUTO LLC
By: Charles Brofman
Name: Charles S Brofman
Title: Managing Member

GLOBAL MOTOR TRADE LLC
By: Abdul M Moosa
Abdul M Moosa (Apr 13, 2025 17:25 EDT)
Name: Abdul Matin Moosa
Title: Managing Member

Charles Brofman
Charles Brofman (Apr 13, 2025 13:46 EDT)

CHARLES BROFMAN

Abdul M Moosa
Abdul M Moosa (Apr 13, 2025 17:25 EDT)

ABDUL MATIN MOOSA